Note 19	12 Months Ended
Dec. 31, 2021
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Years open for review by the tax authoritiesAt the date of preparation of these financial statements, the BBVA consolidated tax group in Spain has 2017 and subsequent years subject to inspection, with respect to the main taxes applicable to it.
The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.
In relation to the consolidated tax group BBVA in Spain, in the year 2021, as a result of the inspection activities of the tax authorities, inspection reports have been issued for the years 2014 to 2016, and have been agreed upon, except for those corresponding to the year 2016 in relation to which a partial disagreement has been expressed. The reports that have been agreed upon have become final as of the date of preparation of these financial statements.
On the other hand, in relation to the main jurisdictions in which the Group is present and carries out its activity, in the case of Mexico, BBVA México S.A., is currently under inspection by the Mexican Tax Authorities for the years 2016 and 2017 corresponding to Corporate Income Tax and Value Added Tax.
In addition, in the case of Turkey, the head entity in this country, Garanti BBVA A.S., is currently under inspection by the Tax Authorities of that country for all the taxes applicable to it corresponding to the years 2017 and 2018.
The conclusion of the previous inspections did not have a material impact on the Consolidated Financial Statements as a whole.
In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s accompanying consolidated financial statements.
Reconciliation
The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the accompanying consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
	2021		2020		2019
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	8,399		3,576		6,398
From continuing operations	7,247		5,248		7,046
From discontinued operations	1,152		(1,672)		(648)
Taxation at Spanish corporation tax rate 30%	2,519		1,073		1,920
Lower effective tax rate from foreign entities (*)	(332)		(181)		(381)
Mexico	(109)	27%	(32)	29%	(112)	27%
Chile	(5)	22%	(2)	23%	(2)	27%
Colombia	—	30%	3	31%	6	32%
Peru	5	31%	(7)	28%	(12)	28%
Turkey	(125)	23%	(73)	25%	(86)	23%
USA	(62)	19%	(75)	16%	(97)	17%
Others	(36)		5		(78)
Revenues with lower tax rate (dividends/capital gains)	(30)		(49)		(49)
Equity accounted earnings	—		12		18
USA Sale effect	544		—		—
Other effects (**)	80		661		545
Income tax	2,781		1,516		2,053
Of which: Continuing operations	1,909		1,459		1,943
Of which: Discontinued operations	872		57		110
(*) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.
(**) In 2020 and 2019, related mainly to the impact of the goodwill impairment of the United States' CGU that amounted to €2,084 and €1,318 million respectively. These impacts did not have associated any Corporate Income Tax (CIT) expense credit (once the 30% tax rate is applied, the effect amounted to €625 and €395 million, respectively).
The effective income tax rate for the Group in the years ended December 31, 2021, 2020 and 2019 is as follows:

Effective tax rate (Millions of Euros)
	2021	2020	2019
Income from:
Consolidated tax group in Spain	655	259	(718)
Other Spanish entities	5	7	7
Foreign entities	6,587	4,982	7,757
Gains (losses) before taxes from continuing operations	7,247	5,248	7,046
Tax expense or income related to profit or loss from continuing operations	1,909	1,459	1,943
Effective tax rate	26.3%	27.8%	27.6%
In the year 2021, the changes in the nominal tax rate, with respect to those existing in the previous year, in the main countries in which the Group is present, have been as follows: in Turkey (from 22% to 25%), in Argentina (from 30% to 35%) and in Colombia (from 36% to 34%). In 2020, in general terms, there were no changes in the nominal tax rate with respect to those existing in the previous period, except in the case of Colombia where the applicable tax rate was 36% compared to the 33% which was applicable as of the end of the previous year.
Income tax recognized in equity
In addition to the income tax expense recognized in the accompanying consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of Euros)
	2021	2020	2019
Charges to total equity
Debt securities and others	(174)	(230)	(130)
Equity instruments	(33)	(43)	(40)
Total	(207)	(273)	(170)
Current and deferred taxes
The balance under the heading "Tax assets" in the accompanying consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2021	2020	2019
Tax assets
Current tax assets	932	1,199	1,765
Deferred tax assets	14,917	15,327	15,318
Pensions	416	439	456
Financial Instruments	1,408	1,292	1,386
Loss allowances	1,676	1,683	1,636
Other	1,101	1,069	1,045
Secured tax assets	9,304	9,361	9,363
Tax losses	1,012	1,483	1,432
Total	15,850	16,526	17,083
Tax liabilities
Current tax liabilities	644	545	880
Deferred tax liabilities	1,769	1,809	1,928
Financial Instruments	1,124	908	1,014
Other	645	901	914
Total	2,413	2,355	2,808
The most significant variations of the deferred tax assets and liabilities in the years 2021, 2020 and 2019 were derived from the following items:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
	2021		2020		2019
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	15,327	1,809	15,318	1,928	15,316	2,046
Pensions	(23)	—	(17)	—	51	—
Financials instruments	116	216	(94)	(106)	(15)	(122)
Loss allowances	(7)	—	47	—	261	—
Others	32	(256)	24	(13)	(247)	4
Guaranteed tax assets	(57)	—	(2)	—	—	—
Tax losses	(471)	—	51	—	(48)	—
Balance at the end	14,917	1,769	15,327	1,809	15,318	1,928
With respect to the changes in deferred tax assets and liabilities in 2021 contained in the above table, the following should be pointed out:
–Guaranteed tax assets decrease because, in fiscal year 2021, the tax Group in Spain generated positive taxable income and, therefore, offsets guaranteed tax assets. However, the decrease has been partially offset by the increase in guaranteed tax assets that have been generated as a result of the closing of the inspection process for fiscal years 2014-2016.
–The decrease in tax assets due to tax losses occurred because, in 2021, the tax Group in Spain generated positive taxable income and, therefore, offsets tax loss carryforwards and deductions.
–The evolution of deferred tax assets (other than those guaranteed and those linked to tax losses) net of deferred tax liabilities is due to the effect of exchange rates, especially in the case of Mexico and Turkey, and the operation of corporate income tax, where the differences between accounting and taxation give rise to constant movements in deferred taxes.
On the deferred tax assets and liabilities contained in the table above, those included in section 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.
As of December 31, 2021, 2020 and 2019, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized as deferred tax liabilities in the accompanying consolidated balance sheets, amounted to €93, €106 and €473 million, respectively.
Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of Euros)
	2021	2020	2019
Pensions	1,759	1,924	1,924
Loss allowances	7,545	7,437	7,439
Total	9,304	9,361	9,363
As of December 31, 2021, non-guaranteed net deferred tax assets of the above table amounted to €3,844 million (€4,156 and €4,027 million as of December 31, 2020 and 2019, respectively), which broken down by major geographies is as follows:
–Spain: Net deferred tax assets recognized in Spain totaled €2,342 million as of December 31, 2021 (€2,590 and €2,447 million as of December 31, 2020 and 2019, respectively). €1,010 million of the figure recorded in the year ended December 31, 2021 for net deferred tax assets related to tax credits and tax loss carry forwards and €1,332 million relate to temporary differences.
–Mexico: Net deferred tax assets recognized in Mexico amounted to €1,121 million as of December 31, 2021 (€1,036 and €1,083 million as of December 31, 2020 and 2019, respectively). Practically all of deferred tax assets as of December 31, 2021 relate to temporary differences.
–South America: Net deferred tax assets recognized in South America amounted to €65 million as of December 31, 2021 (€126 and €84 million as of December 31, 2020 and 2019, respectively). Practically all the deferred tax assets are related to temporary differences.
–Turkey: Net deferred tax assets recognized in Turkey amounted to €302 million as of December 31, 2021 (€395 and €278 million as of December 31, 2020 and 2019, respectively). All the deferred tax assets are related to temporary differences.
Based on the information available as of December 31, 2021, including historical levels of benefits and projected results available to the Group for the coming 15 years, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities taking into account the impact of COVID-19 pandemic (see Note 1.5). It is considered that there is sufficient positive evidence, in excess of the negative evidence, that sufficient positive taxable income will be generated for the recovery of the aforementioned unsecured deferred tax assets when they become deductible in accordance with tax legislation.
On the other hand, the Group has not recognized certain negative tax bases and deductions for which, in general, there is no legal period for offsetting, amounting to approximately €2,037 million, which are mainly originated by Catalunya Banc.